United States
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                            ______________________




Date of report (Date of earliest event reported)      March 14, 2001
                                                 ------------------------

                         CATALYST INTERNATIONAL, INC.
          ----------------------------------------------------------
           (Exact name of Registration as Specified in Its Charter)


                                 Delaware
          ----------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)


                 0-27138                         39-1415889
          ----------------------------------------------------------
          (Commission File Number) (IRS Employer Identification No.)


          8989 North Deerwood Drive, Milwaukee, WI          53223
          ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code     (414) 362-6800
                                                   ----------------------

ITEM 5.  OTHER EVENTS

On March 14, 2001, Catalyst International, Inc. announced Sean P. McGowan is no serving as its president and chief executive officer. The Board of Directors has commenced an immediate search for his replacement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit

         99.1   Press Release dated March 15, 2001


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CATALYST INTERNATIONAL, INC.

Date:	March 21, 2001                      By: /s/ Douglas B. Coder
                                             --------------------------
                                          Douglas B. Coder
                                          Chairman of the Board

                                  EXHIBIT INDEX


                                                                Sequentially
                                                                  Numbered
                                                                 Page Number

(c)   Exhibit

      99.1  Press Release dated March 15, 2001                        4

                                    EXHIBIT 4

                                                             [CATALYST LOGO]

NEWS RELEASE
FOR IMMEDIATE RELEASE: March 15, 2001
U.S. Contact: Kris Milo 414-362-6870

                          CATALYST ANNOUNCES DEPARTURE OF
                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

Milwaukee, WI--Catalyst International, Inc. (NASDAQ: CLYS), a global supplier of supply chain execution software announced today that Sean P. McGowan has resigned as president and chief executive officer and as a director of the company effective immediately. The board has commenced an immediate search for a highly seasoned software executive with experience in the supply chain execution market to serve as the replacement president.

"We appreciate all of the effort and major contributions that Sean made during his tenure with the company and wish him well in his future endeavors," said Douglas Coder, Chairman of the Board. Mr. Coder continued, "The board will vigorously pursue finding a replacement for Sean as soon as possible."

ABOUT CATALYST
Catalyst International Inc. collaborates to provide supply chain execution solutions that accelerate business growth and facilitate change. For over 20 years Catalyst has made change positive through innovation-from the first true multi-language WMS software package to the industry's first Web-based warehouse application. Catalyst software and services support business growth by optimizing efficiencies, increasing profitability and enhancing quality customer service. By providing the supply chain visibility needed for collaboration, Catalyst delivers real-time information for rapid response to changing business needs.

Catalyst has provided successful supply chain execution solutions around the world for leading companies including Panasonic, Reebok International, Home Depot, Eli Lilly, Subaru and Cooking.com and can meet the needs of warehouses of any size, any volume, in nearly any industry.

Catalyst corporate headquarters are located in Milwaukee, WI with offices in London, UK. CLYS shares are traded on the NASDAQ stock exchange. For more information, call toll free 800-236-4600 or visit www.catalystwms.com

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